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                                                                    EXHIBIT 23.8


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-94121) of our report dated March 14, 2000 appearing on page 35 of Post Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


PricewaterhouseCoopers LLP

Atlanta, Georgia
March 14, 2000